Exhibit 99.1

INDEPENDENT ACCOUNTANTS’ REPORT ON APPLYING AGREED-UPON PROCEDURES

July 10, 2018

John Deere Capital Corporation

10587 Double R Boulevard, Suite 100

Reno, Nevada 89521

We have performed the procedures enumerated below which were agreed to by John Deere Capital Corporation (the “Company”) and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Lead Underwriter”), in its capacity as representative of MUFG Securities Americas Inc., Citigroup Global Markets Inc., Credit Agricole Securities (USA) Inc., and TD Securities (USA) LLC (collectively with the Company, the “Specified Parties”) solely to assist with the Specified Parties’ evaluation of certain information with respect to a pool of the Company’s equipment retail installment sales loans (the “Receivables”) in conjunction with the proposed offering of John Deere Owner Trust 2018-B (the “Transaction”). The Company’s management is responsible for its Receivables records.

The sufficiency of these procedures is solely the responsibility of the Parties specified in this report. Consequently, we make no representation regarding the sufficiency of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

In the course of this engagement, the Company provided us the following documents and data:

•	Data file containing the preliminary pool of Receivables as of May 27, 2018 (the “Preliminary Pool File”);

•	Filenet Files for sample loans selected;

•	Business Objects query from Ceres Universe

Pursuant to the prescribed agreed-upon procedures, we made 120 selections (the “Sample Receivables”) using a random sampling technique from the Preliminary Pool File as instructed by representatives of the Company. We make no representation with respect to the sufficiency of the Sample Receivables.

The procedures that we performed are as follows and were found to be in agreement unless otherwise noted:

1.	Procedures:

For each of the Sample Receivables, we compared the information listed in 1.a. through 1.k. below in the Preliminary Pool File to corresponding information set forth on or derived from an electronic contract file, prepared, created, and delivered by the Company, from the servicer system (the “Filenet Files”) and found them to be in agreement unless otherwise noted. In instances where manual changes were made to an equipment retail installment sale contract (the “Contract”) by the Company, we obtained a letter addressed to the borrower, outlining the changes, if the Company had determined that such a letter was necessary. We have been informed by the Company that such communications include: 1) if changes are favorable to the borrower, a letter is sent to the borrower to notify them of the Contract modification (Modification Notice Letter); and 2) if changes are unfavorable to the borrower, a letter is sent to the borrower requesting acknowledgement of the change (Modification Acknowledgement Letter). For purposes of this report, the customer billing state is deemed to be the customer address as stated on the Contract or the customer mailing address, if different.

Additionally, for the purposes of this report, the equipment type (new/used) was determined based on the majority of equipment financed under the Contract using the equipment’s selling price, in respect to the total, as stated in the Contract. We have also been informed by the Company that the origination date of each Receivable is stated in a field titled “contract begin date” on each Contract. However, if the customer did not sign the Contract until a later date, the origination date is considered to be the date the customer signed the Contract.

a.	Customer name

b.	Customer billing state

c.	Original interest rate

d.	Payment frequency

e.	Original principal balance

f.	True term

g.	Original (first) payment amount

h.	Original (first) payment date

i.	Equipment type (agricultural/construction; new/used)

j.	Loan identification number

k.	Origination date

Findings:

No exceptions were noted.

2.	Procedures:

For each of the Sample Receivables, using Filenet Files of certain receivable file documents, including the Contract and the security interest financing statement, we noted:

a.	the Filenet File included a security interest in the equipment financed and that such security interest filing contained the borrower’s name, the borrower’s state and a description of the equipment that was consistent with the Contract,

b.	the Filenet File included insurance carrier information provided by the borrower as required by the Company’s policy on the equipment financed.

Findings:

No exceptions were noted.

3.	Procedures:

For each of the Sample Receivables, we compared the credit bureau score on the Business Objects query to the Preliminary Pool File and noted a credit review was performed by the Company, as indicated by the presence of a credit score.

Findings:

In six instances, the credit score included in the Preliminary Pool File and the Filenet File was set at a value outside of the range of 300-850.

4.	Procedures:

For each of the Sample Receivables, we read Filenet Files of the Contracts and noted that there was a signature in the space designated for the debtor’s signature. We have performed no procedures and make no representations as to whether the borrower’s signature is valid.

Findings:

No exceptions were noted.

We make no representations as to the (i) actual characteristics of the underlying documents or data comprising the Receivables underlying the Preliminary Pool File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the equipment leases, or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretations or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. The information provided to us, including the information set forth in the Preliminary Pool File, is the responsibility of the Company.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, (i) an audit conducted in accordance with generally accepted auditing standards or (ii) an examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion, limited assurance, or other assurance on the accompanying information. Accordingly, we do not express such an opinion, limited assurance, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you. We have no responsibility to update this report for events or circumstances occurring after the date of this report.

None of the engagement procedures or report were intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties listed above and is not intended to be and should not be used by anyone other than these Specified Parties.

July 10, 2018